Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2011 Fourth Quarter Update Bent Tree Green, Dallas, Texas

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Items Financial Review Asset Updates Questions Central Europe Portfolio

Recovery is Not Robust GDP growth, but historically weak Employment rate improving, but still stubbornly high Capital is selectively returning to real estate But CMBS issuance is well below levels needed to put real estate markets back in balance Headwinds Remain Retail gasoline prices up 23.5% since January 2011 European sovereign debt crisis unresolved Uncertainty of housing market Growing deficit Economic Overview

Noteworthy Items Estimated valuation per share adjusted to $4.12, from $7.66 Focus on maximizing liquidity Reinvest in existing portfolio Repay and/or extend debt maturities Cover operating needs of the REIT Expect to sell 8-10 of remaining portfolio investments within next 24 months

Fund level cash As of December 31, 2011, unrestricted consolidated cash balance of $13.5 million Short-term demands for funds Tenant improvements and leasing commissions Property operating deficits at The Lodge and Spa at Cordillera, Royal Island Debt service (including potential loan pay downs and debt service on land loan at Frisco Square) General & administrative expenses Impairments Consolidated properties - $17.8 million Condominium inventory - $5.9 million Provision for loan losses - $7.8 million Unconsolidated property - $31 million (our portion) Financial Review

Schedule of Debt Maturities Through Q4 2012 (As of March 28, 2012; dollars in millions) Debt Maturities Property Current Loan Amount Maturity Date Current Status Frisco Square (BHFS I-IV loans) $43.7 1/28/12 Maturity default, negotiating restructure with the lenders Central Europe $41.8 (€32.1) 4/30/12 – 12/31/12 Working with Irish Bank Resolution Corporation on extensions Senior Credit Facility (secured by Bowen, Northpoint and Las Colinas Commons) $37.5 4/13/12 Received 60-day extension. Working with lenders to arrange new facility of 1 year Bent Tree Green $6.5 5/19/12 Term sheet for new 2-year loan with existing lender Frisco Square (Theatre) $4.6 7/28/12 Cross-defaulted with BHFS I-IV loans, negotiating restructure with the lenders Tanglewood at Voss $38.7 08/20/12 Marketing for sale in 2012 Becket House $23.8 12/31/12 Marketing for sale in 2012 Total $196.6

 Outstanding Debt, 2011 vs. 2010 (As of December 31; dollars in millions) Debt Reduction Type of Debt 2011 2010 Change Consolidated $265.9 $347.8 $ (81.9) -23.5% Unconsolidated 189.4 234.5 (45.1) -19.2% Total debt $455.3 $582.3 $(127.0) - 21.8%

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner


SOLD
2603 Augusta


SOLD
Crossroads


SOLD
GrandMarc at Westberry Place


SOLD
Regency Center


MARKETING
Santa Clara Tech Center


MARKETING
Tanglewood at Voss


Frisco Square


Chase Park Plaza Hotel


Las Colinas Commons


Northborough Tower


Rio Salado Business Center


5000 South Bowen


Bent Tree Green


Central European Portfolio


Royal Island


Alexan Black Mountain


The Lodge & Spa at Cordillera


Becket House


Northpoint Central

The properties depicted are or were part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

11
© 2012 Behringer Harvard

Santa Clara Tech Center In Q3 2011 renewed Hitachi leases through April 2019 306,000 sf in two buildings Marketing two Hitachi leased buildings for sale Strong investor activity in Silicon Valley due to resurgent tech sector Expect to sell our interest in third building in 2012 Santa Clara Tech Center—Santa Clara, California Santa Clara Tech Center, Santa Clara, CA

Chase Park Plaza Continued success with high profile condo project Sold 70 of original 86 units Recorded 6 sales during last six months and 2 units under contract Remaining unsold condo inventory (excluding units under contract) valued at $14.3 million, based on current list prices Hotel operating trends positive: Occupancy, ADR, RevPAR and NOI Condo development loan paid off in 2011; all net proceeds from condo sales used to pay down refinanced hotel loan Reduced debt by $5 million, to $54 million, since November 2011 refinancing Chase Park Plaza—St. Louis, Missouri Chase Park Plaza, St. Louis, MO

Frisco Square Strong leasing Office: 90% Retail: 86% Multifamily: 92% MOB and hospital expected to open in spring/summer 2012 Re-launching to stimulate further leasing and land sales to developers New management and leasing team As of March 28, 2012, $48.3 million of debt is in default (including theater loan) Negotiating with lenders for debt restructure We will use all options to defend and protect our interest in the properties Frisco Square—Frisco (Dallas), Texas Frisco Square, Frisco, TX

Tanglewood at Voss 93% leased, increasing rents Strong investor demand for multifamily assets in Houston market Began marketing for sale in Q1 2012 Receiving offers in Q2 Expect to close sale in summer 2012 Continue driving rents and growing revenue until sale Tanglewood at Voss—Houston, Texas Tanglewood at Voss, Houston, TX

Central Europe Portfolio Strong property-level performance Major lender Anglo-Irish Bank, taken over by Irish Government 50% of debt matures during 2012 Negotiating with Irish Bank Resolution Corporation to extend maturities through to year end Seeking longer term replacement financing Central Europe Portfolio

Royal Island Completing transition of ownership to the REIT Evaluating options for recapitalization or sale Retained international brokerage firm to assist in finding equity JV partner or selling property Royal Island—Bahamas Royal Island, Bahamas

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner


SOLD
2603 Augusta


SOLD
Crossroads


SOLD
GrandMarc at Westberry Place


SOLD
Regency Center


MARKETING
Santa Clara Tech Center


MARKETING
Tanglewood at Voss


Frisco Square


Chase Park Plaza Hotel


Las Colinas Commons


Northborough Tower


Rio Salado Business Center


5000 South Bowen


Bent Tree Green


Central European Portfolio


Royal Island


Alexan Black Mountain


The Lodge & Spa at Cordillera


Becket House


Northpoint Central

The properties depicted are or were part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGER HARVARD
OPPORTUNITY REIT I, INC.

18

© 2012 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com